Income Taxes	6 Months Ended
Jun. 30, 2021
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 9:Income Taxes

The Company had income tax benefit of $1.1 million for the six-month period ended June 30, 2021 compared to income tax expense of $0.8 million for the six-month period ended June 30, 2020. The Company’s income taxes for the six-month period ended June 30, 2021 were primarily impacted by tax benefits associated with stock-based compensation of its US subsidiary and its full valuation allowance against potential future benefits for deferred tax assets of its Israeli entity, including loss carryforwards generated in Israel. In addition, the Company’s effective tax rate is based on recurring factors, including the geographic mix of foreign taxable income and loss, as well as nonrecurring items that may not be predictable.